                                                                      EXHIBIT 99
        U S WEST, INC. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
                                   STATEMENTS

THE SEPARATION

    On October 25, 1997, the Board of Directors of U S WEST, Inc. ("U S WEST") adopted a proposal to separate U S WEST into two independent companies (the "Separation"). As a result of the Separation, the Communications Group will become an independent public company and will be renamed "U S WEST, Inc." ("New U S WEST"). In addition, the Media Group's directory business known as U S WEST Dex, Inc. ("Dex") will be aligned with New U S WEST (the "Dex Alignment"). The assets of New U S WEST will be accounted for at the historical values at which they were carried by U S WEST prior to the Separation. Following the Separation, U S WEST will continue as an independent public company comprised of the current businesses of Media Group other than Dex and will be renamed "MediaOne Group, Inc." ("MediaOne").

    The Separation will be implemented pursuant to the terms of a separation agreement between U S WEST and New U S WEST (the "Separation Agreement"). Under the Separation Agreement, U S WEST will redeem each issued and outstanding share of Communications Stock for one share of New U S WEST Common Stock, and each outstanding share of Media Stock will remain outstanding and will thereafter represent one share of MediaOne Common Stock. In connection with the Separation, New U S WEST and MediaOne will seek to refinance certain indebtedness issued or guaranteed by U S WEST (the "U S WEST Indebtedness") through a combination of tender offers, prepayments, defeasance, consent solicitations and/or exchange offers (the "Refinancing").

    In connection with the Dex Alignment, (i) U S WEST will distribute, as a dividend, an aggregate of $850 in value of New U S WEST Common Stock to holders of Media Stock (the "Dex Dividend") and (ii) $3.9 billion of U S WEST debt, currently allocated to Media Group, will be refinanced by New U S WEST (the "Dex Indebtedness").

    The transaction is subject to shareowner approval and is expected to be complete by mid-June 1998.

THE AIRTOUCH TRANSACTION

    On April 6, 1998, U S WEST sold its domestic wireless businesses to AirTouch Communications, Inc. ("AirTouch") in a tax-efficient transaction (the "AirTouch Transaction"). The AirTouch Transaction was consummated pursuant to an Agreement and Plan of Merger (the "AirTouch Merger Agreement") dated as of January 29, 1998. The domestic wireless businesses included cellular communication services provided to 2.6 million customers in 12 western and midwestern states and a 25 percent interest in PrimeCo Personal Communications, L.P. ("PrimeCo"), a provider of personal communications services ("PCS") services. Pursuant to the AirTouch Merger Agreement, AirTouch acquired these cellular and PCS interests. Consideration under the AirTouch Transaction consists of (i) debt reduction of $1.35 billion, (ii) the issuance to U S WEST of $1.65 billion in liquidation preference of dividend bearing AirTouch preferred stock (fair value of approximately $1.5 billion), and (iii) the issuance to U S WEST of 59.5 million shares of AirTouch common stock. This transaction resulted in the disposition of Media Group's domestic wireless businesses.

    In connection with this transaction, U S WEST and AirTouch have entered into an investment agreement, pursuant to which AirTouch has agreed to provide to U S WEST registration rights with respect to the shares of AirTouch preferred stock and AirTouch common stock which U S WEST received in the AirTouch Transaction and to assist U S WEST in the monetization of such shares.

                                                                      EXHIBIT 99
        U S WEST, INC. UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
                             STATEMENTS (CONTINUED)

    Prior to April 6, 1998, U S WEST and AirTouch were parties to a joint venture pursuant to which they had agreed to combine their domestic cellular businesses. The AirTouch Transaction was consummated in lieu of the joint venture.

    The following unaudited pro forma condensed combined statements of operations of U S WEST for the three months ended March 31, 1998 and year ended December 31, 1997 give effect to (i) the discontinuance of the businesses of New U S WEST (the "Discontinued Operations Adjustments"), (ii) the Refinancing (including the refinancing by New U S WEST of the Dex Indebtedness), the distribution of all of the New U S WEST Common Stock to U S WEST's stockholders, transfers of certain assets and liabilities of U S WEST to New U S WEST and allocations of certain costs and expenses in connection with the Separation (the "MediaOne Separation Adjustments") and (iii) the AirTouch Transaction (the "AirTouch Transaction Adjustments") as if such transactions had been consummated as of January 1, 1998 and 1997, respectively. The unaudited pro forma condensed combined balance sheet as of March 31, 1998 gives effect to the Discontinued Operations Adjustments, the MediaOne Separation Adjustments and the AirTouch Transaction Adjustments as if such transactions had been consummated as of March 31, 1998.

    The assets of New U S WEST will be accounted for at the historical book values at which they were carried by U S WEST prior to the Separation. MediaOne will account for the distribution of New U S WEST to U S WEST's stockholders at fair value, and will recognize a gain on the distribution. The historical results of New U S WEST will be reflected as discontinued operations by MediaOne.

    The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes. The unaudited pro forma financial statements do not necessarily represent what MediaOne's financial position or results of operations would have been had the transactions occurred at such dates or to project MediaOne's financial position or results of operations at or for any future date or period. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of U S WEST.

                                                                      EXHIBIT 99

                                 U S WEST, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998
                              DOLLARS IN MILLIONS

                                                                             MEDIAONE                MEDIAONE PRO
                                                                               PRO                       FORMA
                                                              DISCONTINUED    FORMA     MEDIAONE       EXCLUDING       AIRTOUCH
                                                    U S WEST   OPERATIONS    EXCLUDING  SEPARATION     AIRTOUCH       TRANSACTION
                                                    HISTORICAL ADJUSTMENTS(A) SEPARATION ADJUSTMENTS  TRANSACTION     ADJUSTMENTS
                                                    --------  ------------   -------  ------------   -------------   -------------
Sales and other revenues..........................  $ 3,967   $ (2,995)(A)   $  972                  $     972       $    (339)(G)

Operating expenses before depreciation and
  amortization....................................    2,272     (1,648)(A)      624                        624            (200)(G)
Depreciation and amortization.....................      880       (532)(A)      348                        348             (53)(G)
                                                    --------  ------------   -------  ------------   -------------   -------------
Total operating expenses..........................    3,152     (2,180)         972                        972            (253)
                                                    --------  ------------   -------  ------------   -------------   -------------
Operating income (loss) from continuing
  operations......................................      815       (815)        --                       --                 (86)(G)
Other income (expense):
  Interest expense................................     (247 )       97(A)      (150 ) $     68(B)          (82)             23(G)
  Equity losses in unconsolidated ventures........     (136 )                  (136 )                     (136)             33(G)
  Other income (expense)--net.....................      (67 )       25(A)       (42 )       (2)(B)         (44)             26(G)
                                                    --------  ------------   -------  ------------   -------------   -------------
Income (loss) from continuing operations before
  income taxes and extraordinary item.............      365       (693)        (328 )       66            (262)             (4)
(Provision) benefit for income taxes..............     (153 )      259(A)       106        (21)(C)          85               6(C)
                                                    --------  ------------   -------  ------------   -------------   -------------
Income (loss) from continuing operations .........      212       (434)        (222 )       45            (177)              2
                                                    --------  ------------   -------  ------------   -------------   -------------
Discontinued operations:
  Results of operations, net of tax...............                 434(A)       434       (434)(D)      --
  Gain on separation..............................                                      25,589(D)       25,589
                                                    --------  ------------   -------  ------------   -------------   -------------
Income before extraordinary item..................      212      --             212     25,200          25,412               2
                                                    --------  ------------   -------  ------------   -------------   -------------
Extraordinary item:
  Debt extinguishment, net of tax.................                                        (278)(E)        (278)
                                                    --------  ------------   -------  ------------   -------------   -------------
Net income........................................      212      --             212     24,922          25,134               2
                                                    --------  ------------   -------  ------------   -------------   -------------
Dividends on preferred stock......................      (13 )                   (13 )                      (13)
Loss on early extinguishment of Preferred
  Securities, net of tax..........................                                         (48)(E)         (48)
                                                    --------  ------------   -------  ------------   -------------   -------------
Earnings available for common stock...............  $   199   $  --          $  199   $ 24,874       $  25,073       $       2
                                                    --------  ------------   -------  ------------   -------------   -------------
                                                    --------  ------------   -------  ------------   -------------   -------------


                                                    MEDIAONE PRO
                                                        FORMA
                                                    -------------
Sales and other revenues..........................  $     633
Operating expenses before depreciation and
  amortization....................................        424
Depreciation and amortization.....................        295
                                                    -------------
Total operating expenses..........................        719
                                                    -------------
Operating income (loss) from continuing
  operations......................................        (86)
Other income (expense):
  Interest expense................................        (59)
  Equity losses in unconsolidated ventures........       (103)
  Other income (expense)--net.....................        (18)
                                                    -------------
Income (loss) from continuing operations before
  income taxes and extraordinary item.............       (266)
(Provision) benefit for income taxes..............         91
                                                    -------------
Income (loss) from continuing operations .........       (175)
                                                    -------------
Discontinued operations:
  Results of operations, net of tax...............     --
  Gain on separation..............................     25,589
                                                    -------------
Income before extraordinary item..................     25,414
                                                    -------------
Extraordinary item:
  Debt extinguishment, net of tax.................       (278)
                                                    -------------
Net income........................................     25,136
                                                    -------------
Dividends on preferred stock......................        (13)
Loss on early extinguishment of Preferred
  Securities, net of tax..........................        (48)
                                                    -------------
Earnings available for common stock...............  $  25,075
                                                    -------------
                                                    -------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                                      EXHIBIT 99

                                 U S WEST, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (CONTINUED)
                   FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                                                             MEDIAONE                MEDIAONE PRO
                                                                               PRO                       FORMA
                                                              DISCONTINUED    FORMA     MEDIAONE       EXCLUDING       AIRTOUCH
                                                    U S WEST   OPERATIONS    EXCLUDING  SEPARATION     AIRTOUCH       TRANSACTION
                                                    HISTORICAL ADJUSTMENTS(A) SEPARATION ADJUSTMENTS  TRANSACTION    ADJUSTMENTS(G)
                                                    --------  ------------   -------  ------------   -------------   -------------
BASIC EARNINGS PER SHARE OF COMMUNICATIONS COMMON
  STOCK...........................................  $  0.72
                                                    --------
                                                    --------
DILUTED EARNINGS PER SHARE OF COMMUNICATIONS
  COMMON STOCK....................................  $  0.71
                                                    --------
                                                    --------
BASIC AVERAGE SHARES OF COMMUNICATIONS COMMON
  STOCK OUTSTANDING (millions)....................    485.0
                                                    --------
                                                    --------
DILUTED AVERAGE SHARES OF COMMUNICATIONS COMMON
  STOCK OUTSTANDING (millions)....................    489.1
                                                    --------
                                                    --------
BASIC AND DILUTED LOSS PER COMMON SHARE OF MEDIA
  STOCK...........................................  $ (0.24 )
                                                    --------
                                                    --------
BASIC AND DILUTED AVERAGE COMMON SHARES OF MEDIA
  STOCK
  OUTSTANDING (millions)..........................    608.3
                                                    --------
                                                    --------
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE OF
  MEDIAONE COMMON STOCK:
  CONTINUING OPERATIONS...........................                                                   $   (0.39)
  DISCONTINUED OPERATIONS.........................                                                       42.07(D)
  EXTRAORDINARY ITEM:
    LOSS ON EARLY EXTINGUISHMENT OF DEBT..........                                                       (0.46)
                                                                                                     -------------
BASIC AND DILUTED EARNINGS PER SHARE..............                                                   $   41.22
                                                                                                     -------------
                                                                                                     -------------
BASIC AND DILUTED AVERAGE SHARES OF MEDIAONE
  COMMON STOCK OUTSTANDING (millions).............                                                       608.3(F)
                                                                                                     -------------
                                                                                                     -------------


                                                    MEDIAONE PRO
                                                        FORMA
                                                    -------------
BASIC EARNINGS PER SHARE OF COMMUNICATIONS COMMON
  STOCK...........................................

DILUTED EARNINGS PER SHARE OF COMMUNICATIONS
  COMMON STOCK....................................

BASIC AVERAGE SHARES OF COMMUNICATIONS COMMON
  STOCK OUTSTANDING (millions)....................

DILUTED AVERAGE SHARES OF COMMUNICATIONS COMMON
  STOCK OUTSTANDING (millions)....................

BASIC AND DILUTED LOSS PER COMMON SHARE OF MEDIA
  STOCK...........................................

BASIC AND DILUTED AVERAGE COMMON SHARES OF MEDIA
  STOCK
  OUTSTANDING (millions)..........................

BASIC AND DILUTED EARNINGS (LOSS) PER SHARE OF
  MEDIAONE COMMON STOCK:
  CONTINUING OPERATIONS...........................  $   (0.39)
  DISCONTINUED OPERATIONS.........................      42.07(D)
  EXTRAORDINARY ITEM:
    LOSS ON EARLY EXTINGUISHMENT OF DEBT..........      (0.46)
                                                    -------------
BASIC AND DILUTED EARNINGS PER SHARE..............  $   41.22
                                                    -------------
                                                    -------------
BASIC AND DILUTED AVERAGE SHARES OF MEDIAONE
  COMMON STOCK OUTSTANDING (millions).............      608.3(F)
                                                    -------------
                                                    -------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                                      EXHIBIT 99

                                 U S WEST, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                              DOLLARS IN MILLIONS

                                                                             MEDIAONE                MEDIAONE PRO
                                                                               PRO                       FORMA
                                                              DISCONTINUED    FORMA     MEDIAONE       EXCLUDING       AIRTOUCH
                                                    U S WEST   OPERATIONS    EXCLUDING  SEPARATION     AIRTOUCH       TRANSACTION
                                                    HISTORICAL ADJUSTMENTS(A) SEPARATION ADJUSTMENTS  TRANSACTION    ADJUSTMENTS(G)
                                                    --------  ------------   -------  ------------   -------------   -------------
Sales and other revenues..........................  $15,235   $(11,388)(A)   $3,847                  $   3,847       $  (1,428)(G)

Operating expenses before depreciation and
  amortization....................................    9,009     (6,449)(A)    2,560                      2,560            (895)(G)
Depreciation and amortization.....................    3,420     (2,163)(A)    1,257                      1,257            (183)(G)
                                                    --------  ------------   -------  ------------   -------------   -------------
  Total operating expenses........................   12,429     (8,612)       3,817                      3,817          (1,078)
                                                    --------  ------------   -------  ------------   -------------   -------------
Operating income (loss) from continuing
  operations......................................    2,806     (2,776)          30                         30            (350)(G)
Other income (expense):
  Interest expense................................   (1,083 )      405(A)      (678 ) $    279(B)         (399)             92(G)
  Equity losses in unconsolidated ventures........     (909 )                  (909 )                     (909)            115(G)
  Other income (expense)--net.....................      408        (58)(A)      350         (7)(B)         343             132(G)
                                                    --------  ------------   -------  ------------   -------------   -------------
Income (loss) from continuing operations before
  income taxes and extraordinary item.............    1,222     (2,429)      (1,207 )      272            (935)            (11)
(Provision) benefit for income taxes..............     (522 )      902(A)       380        (84)(C)         296              33(C)
                                                    --------  ------------   -------  ------------   -------------   -------------
Income (loss) from continuing operations before
  extraordinary item..............................      700     (1,527)        (827 )      188            (639)             22
Discontinued operations(A):
  Results of operations, net of tax...............               1,527(A)     1,527     (1,527)(D)
                                                    --------  ------------   -------  ------------   -------------   -------------
Income (loss) before extraordinary item...........      700      --             700     (1,339)           (639)             22
Dividends on preferred stock......................      (52 )                   (52 )                      (52)
                                                    --------  ------------   -------  ------------   -------------   -------------
Earnings (loss) available for common stock........  $   648   $  --          $  648   $ (1,339)      $    (691)      $      22
                                                    --------  ------------   -------  ------------   -------------   -------------
                                                    --------  ------------   -------  ------------   -------------   -------------


                                                    MEDIAONE PRO
                                                        FORMA
                                                    -------------
Sales and other revenues..........................  $   2,419
Operating expenses before depreciation and
  amortization....................................      1,665
Depreciation and amortization.....................      1,074
                                                    -------------
  Total operating expenses........................      2,739
                                                    -------------
Operating income (loss) from continuing
  operations......................................       (320)
Other income (expense):
  Interest expense................................       (307)
  Equity losses in unconsolidated ventures........       (794)
  Other income (expense)--net.....................        475
                                                    -------------
Income (loss) from continuing operations before
  income taxes and extraordinary item.............       (946)
(Provision) benefit for income taxes..............        329
                                                    -------------
Income (loss) from continuing operations before
  extraordinary item..............................       (617)
Discontinued operations(A):
  Results of operations, net of tax...............
                                                    -------------
Income (loss) before extraordinary item...........       (617)
Dividends on preferred stock......................        (52)
                                                    -------------
Earnings (loss) available for common stock........  $    (669)
                                                    -------------
                                                    -------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                                      EXHIBIT 99

                                 U S WEST, INC.
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                  (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                             MEDIAONE                MEDIAONE PRO
                                                                               PRO                       FORMA
                                                              DISCONTINUED    FORMA     MEDIAONE       EXCLUDING       AIRTOUCH
                                                    U S WEST   OPERATIONS    EXCLUDING  SEPARATION     AIRTOUCH       TRANSACTION
                                                    HISTORICAL ADJUSTMENTS(A) SEPARATION ADJUSTMENTS  TRANSACTION    ADJUSTMENTS(G)
                                                    --------  ------------   -------  ------------   -------------   -------------
BASIC EARNINGS PER SHARE OF COMMUNICATIONS COMMON
  STOCK BEFORE EXTRAORDINARY ITEM.................  $  2.44
                                                    --------
                                                    --------
DILUTED EARNINGS PER SHARE OF COMMUNICATIONS
  COMMON STOCK BEFORE EXTRAORDINARY ITEM..........  $  2.41
                                                    --------
                                                    --------
BASIC AVERAGE SHARES OF COMMUNICATIONS COMMON
  STOCK OUTSTANDING (millions)....................   482.75
                                                    --------
                                                    --------
DILUTED AVERAGE SHARES OF COMMUNICATIONS COMMON
  STOCK OUTSTANDING (millions)....................   491.23
                                                    --------
                                                    --------
BASIC AND DILUTED LOSS PER COMMON SHARE OF MEDIA
  STOCK...........................................  $ (0.88 )
                                                    --------
                                                    --------
BASIC AND DILUTED AVERAGE COMMON SHARES OF MEDIA
  STOCK
  OUTSTANDING (millions)..........................   606.75
                                                    --------
                                                    --------
BASIC AND DILUTED LOSS PER SHARE OF MEDIAONE
  COMMON STOCK:
  CONTINUING OPERATIONS...........................                                                   $   (1.14)
                                                                                                     -------------
                                                                                                     -------------
BASIC AND DILUTED AVERAGE SHARES OF MEDIAONE
  COMMON STOCK OUTSTANDING (millions).............                                                      606.75(F)
                                                                                                     -------------
                                                                                                     -------------


                                                    MEDIAONE PRO
                                                        FORMA
                                                    -------------
BASIC EARNINGS PER SHARE OF COMMUNICATIONS COMMON
  STOCK BEFORE EXTRAORDINARY ITEM.................

DILUTED EARNINGS PER SHARE OF COMMUNICATIONS
  COMMON STOCK BEFORE EXTRAORDINARY ITEM..........

BASIC AVERAGE SHARES OF COMMUNICATIONS COMMON
  STOCK OUTSTANDING (millions)....................

DILUTED AVERAGE SHARES OF COMMUNICATIONS COMMON
  STOCK OUTSTANDING (millions)....................

BASIC AND DILUTED LOSS PER COMMON SHARE OF MEDIA
  STOCK...........................................

BASIC AND DILUTED AVERAGE COMMON SHARES OF MEDIA
  STOCK
  OUTSTANDING (millions)..........................

BASIC AND DILUTED LOSS PER SHARE OF MEDIAONE
  COMMON STOCK:
  CONTINUING OPERATIONS...........................  $   (1.10)
                                                    -------------
                                                    -------------
BASIC AND DILUTED AVERAGE SHARES OF MEDIAONE
  COMMON STOCK OUTSTANDING (millions).............     606.75(F)
                                                    -------------
                                                    -------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                                      EXHIBIT 99

                                 U S WEST, INC.

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                              AS OF MARCH 31, 1998

                              DOLLARS IN MILLIONS

                                                                                                MEDIAONE
                                                                    MEDIAONE                    PRO FORMA
                                                   DISCONTINUED     PRO FORMA     MEDIAONE      EXCLUDING       AIRTOUCH
                                      U S WEST      OPERATIONS      EXCLUDING    SEPARATION     AIRTOUCH       TRANSACTION
                                     HISTORICAL   ADJUSTMENTS(A)   SEPARATION    ADJUSTMENTS   TRANSACTION   ADJUSTMENTS(G)
                                     -----------  ---------------  -----------  -------------  -----------  -----------------
ASSETS

Current assets.....................   $   3,517    $  (2,691)(A)    $     826   $     (10)(H)   $     816     $    (204)(G)
Net investment in assets of
  discontinued operations(A).......                    4,450(A)         4,450      (3,875)(J)
                                                                                     (575)(D)
                                     -----------  ---------------  -----------  -------------  -----------       ------
Total current assets...............       3,517        1,759            5,276      (4,460)            816          (204)
                                     -----------  ---------------  -----------  -------------  -----------       ------
Property, plant and
  equipment--net...................      18,656      (14,251)(A)        4,405         (26)(H)       4,379        (1,022)(G)
Investment in Time Warner
  Entertainment....................       2,487                         2,487                       2,487
Investment in AirTouch
  Communications...................                                                                               4,406(G)
Net investments in international
  ventures.........................         456                           456                         456
Intangible assets--net.............      12,537          (95)(A)       12,442                      12,442          (412)(G)
Net investment in assets held for
  sale.............................         441                           441                         441
Other assets.......................       1,786         (751)(A)        1,035         (23)(H)         986          (523)(G)
                                                                                      (26)(K)
                                     -----------  ---------------  -----------  -------------  -----------       ------
Total assets.......................   $  39,880    $ (13,338)       $  26,542   $  (4,535)      $  22,007     $   2,245
                                     -----------  ---------------  -----------  -------------  -----------       ------
                                     -----------  ---------------  -----------  -------------  -----------       ------

LIABILITIES AND EQUITY

Short-term debt....................   $   1,882    $    (924)(A)    $     958   $     (23)(H)   $     948     $      61(G)
                                                                                       13(I)
Total other current liabilities....       4,565       (3,365)(A)        1,200         (16)(H)       1,184          (255)(G)
Long-term debt.....................      13,178       (4,931)(A)        8,247      (3,875)(J)       4,635        (1,350)(G)
                                                                                      263(K)
Deferred taxes.....................       4,086         (825)(A)        3,261          10(H)        3,271         1,677(G)
Deferred credits and other.........       3,637       (3,293)(A)          344         (30)(H)         314          (126)(G)

Mandatorily redeemable preferred
  stock and Preferred Securities...       1,180                         1,180                       1,180

Total equity.......................      11,352                        11,352     (26,249)(D)      10,475         2,238(G)
                                                                                   25,589(D)
                                                                                     (326)(E)
                                                                                      122(K)
                                                                                      (13)(I)
                                     -----------  ---------------  -----------  -------------  -----------       ------
Total liabilities and equity.......   $  39,880    $ (13,338)       $  26,542   $  (4,535)      $  22,007     $   2,245
                                     -----------  ---------------  -----------  -------------  -----------       ------
                                     -----------  ---------------  -----------  -------------  -----------       ------


                                      MEDIAONE
                                      PRO FORMA
                                     -----------
ASSETS
Current assets.....................   $     612
Net investment in assets of
  discontinued operations(A).......

                                     -----------
Total current assets...............         612
                                     -----------
Property, plant and
  equipment--net...................       3,357
Investment in Time Warner
  Entertainment....................       2,487
Investment in AirTouch
  Communications...................       4,406
Net investments in international
  ventures.........................         456
Intangible assets--net.............      12,030
Net investment in assets held for
  sale.............................         441
Other assets.......................         463

                                     -----------
Total assets.......................   $  24,252
                                     -----------
                                     -----------
LIABILITIES AND EQUITY
Short-term debt....................   $   1,009

Total other current liabilities....         929
Long-term debt.....................       3,285

Deferred taxes.....................       4,948
Deferred credits and other.........         188
Mandatorily redeemable preferred
  stock and Preferred Securities...       1,180
Total equity.......................      12,713

                                     -----------
Total liabilities and equity.......   $  24,252
                                     -----------
                                     -----------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                                                                      EXHIBIT 99

                                 U S WEST, INC.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

 (A) Reflects the removal of the assets, liabilities, revenues and expenses of the businesses of New U S WEST. All transactions and receivable and payable balances between New U S WEST and MediaOne that will continue after the Separation are reflected in such amounts. Also reflects the reclassification of New U S WEST's results to net investment in and income from discontinued operations. The measurement date of the Separation, for discontinued operations accounting purposes, will be the date upon which U S WEST stockholder approval is received.

 (B) Reflects a reduction of historical interest expense of $72 million and $296 million for the quarter ended March 31, 1998 and the year ended December 31, 1997, respectively, as a result of the Refinancing, including the refinancing by New U S WEST of the Dex Indebtedness, and an increase in interest expense of $4 million and $17 million, for the same periods, for financing the costs of the Refinancing and Separation. Also includes incremental guaranteed minority interest expense (included in "other income (expense)--net") related to the refinancing of Company-obligated mandatorily redeemable preferred securities of subsidiary trust holding solely Company-guaranteed debentures ("Preferred Securities") of $2 million and $7 million for quarter ended March 31, 1998 and the year ended December 31, 1997, respectively. To the extent the Preferred Securities are tendered for cash in conjunction with the Refinancing, it is anticipated that MediaOne will issue additional Preferred Securities following the Separation so that it will have approximately $1 billion of Preferred Securities outstanding. The interest effects of the Refinancing were calculated at the anticipated rates MediaOne will achieve on the Refinancing. The actual interest rates achieved on Refinancing may vary based on movement in interest rates and the cost of new debt available to MediaOne. A 1/8 percentage point change in the assumed Refinancing rates would change annual interest expense by $3.4 million.

 (C) Reflects the estimated income tax effects of the pro forma adjustments.

 (D) Reflects the distribution of the New U S WEST Common Stock to U S WEST's stockholders. The distribution will be accounted for as a dividend. Because the distribution is non pro-rata, as compared with the businesses previously attributed to U S WEST's two classes of stockholders, it will be accounted for at fair value. The estimated gain on the distribution represents the difference between the fair value of New U S WEST (as of May 1, 1998) and the historical investment in New U S WEST. The actual gain will be determined upon Separation. Since the distribution is accounted for at fair value, the related distribution of the net pension assets and net postretirement and other postemployment obligations are also accounted for at fair value. The estimated gain on the distribution includes a net gain of $1,833 million for the distribution of net pension assets and net postretirement and other postemployment obligations at fair value. The estimated gain is calculated as follows (dollars in millions):

Market capitalization of Communications Group
  (484,953,000 shares of Communications Stock at $52.375 per share)...........................................................  $  25,399
Dex Dividend.......................................................        850
                                                                     ---------
Fair value of New U S WEST.........................................     26,249
Investment in New U S WEST.........................................       (575)
Separation costs (net of income tax benefits of $29)...............        (85)
                                                                     ---------
Gain on distribution...............................................  $  25,589
                                                                     ---------
                                                                     ---------

                                                                      EXHIBIT 99

                                 U S WEST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (CONTINUED)

 (E) Reflects debt extinguishment costs of $278 million (net of income tax benefits of $186 million) and Preferred Securities extinguishment costs of $48 million (net of income tax benefits of $32 million) associated with the Refinancing. In addition to refinancing costs, debt extinguishment costs include the difference between the market and face value of the U S WEST Indebtedness and a charge for unamortized debt issuance costs. The cost of extinguishing Preferred Securities is reflected as a charge to equity and a reduction to earnings available for common stock.

 (F) As a result of the Separation each share of Media Stock will remain outstanding as one share of MediaOne Common Stock.

 (G) Reflects the consummation of the AirTouch Transaction. MediaOne has retained the international portion of its wireless business segment. The pro forma adjustments reflect the following:

    - Receipt of 59.5 million shares of AirTouch common stock, representing an approximate 10 percent ownership interest in AirTouch. This interest will be accounted for by MediaOne as a marketable equity security.

    - Receipt of $1,493 million of AirTouch preferred stock at market value (liquidation value of $1,650 million).

    - Receipt of $92 million in dividends per year ($23 million for the quarter) on the AirTouch preferred stock, at an annual rate of 5.14 percent.

    - Reduction in debt of $1,350 million and a corresponding reduction of annual interest expense of $92 million ($23 million for the quarter).

    - Removal of the consolidated assets, liabilities, revenues and expenses of MediaOne's domestic cellular operations.

    - Removal of MediaOne's equity method investment and related equity losses associated with its investment in PrimeCo.

    - Recognition of a gain on the disposition calculated as follows (in millions):

AirTouch common stock..............................................  $   2,913
AirTouch preferred stock (at market value).........................      1,493
Debt reduction.....................................................      1,350
                                                                     ---------
Total proceeds.....................................................      5,756
Net book value of assets sold......................................     (1,778)
Sale related costs.................................................        (63)
                                                                     ---------
Gain (before income taxes).........................................      3,915
Deferred tax expense...............................................     (1,677)
                                                                     ---------
Gain (after income taxes)..........................................  $   2,238
                                                                     ---------
                                                                     ---------

    Such gain has been excluded from the unaudited pro forma condensed combined statement of operations.

                                                                      EXHIBIT 99

                                 U S WEST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (CONTINUED)

 (H) Reflects the transfer of assets and liabilities of U S WEST previously shared by New U S WEST and MediaOne and a corresponding reduction in debt.

 (I) Reflects a $13 million contribution to New U S WEST for insurance premiums paid by New U S WEST to MediaOne in excess of liabilities incurred.

 (J) Reflects a reduction in MediaOne debt totaling $3.9 billion in conjunction with the refinancing by New U S WEST of the Dex Indebtedness. Dex debt reduction totaling $25 million is included in the Discontinued Operations Adjustments and the remaining $3,875 million is reflected as a MediaOne Separation Adjustment.

 (K) Reflects incremental borrowing to finance $278 million of debt extinguishment costs (net of income tax benefits of $186 million) $48 million of Preferred Securities extinguishment costs (net of income tax benefits of $32 million) and $85 million of Separation costs (net of income tax benefits of $29 million). The incremental borrowing is net of a $26 million net reduction in debt issuance costs and a $122 million reimbursement from New U S WEST for its share of debt and Preferred Securities extinguishment costs. Such reimbursement is reflected as a dividend from New U S WEST to MediaOne. Separation costs include cash payments under severance agreements of $45 million and financial advisory, legal, registration fee, printing and mailing costs related to the Separation. Separation costs also include a one-time payment to terminate the sale of the Company's cable systems in Minnesota.